UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 8, 2006

SPEAR & JACKSON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32013	91-2037081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (561) 793-7233

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ms. Maria Yuen Man Lam has resigned as a director of the Company as well as the Comptroller for the Company. Mr. Andy Yan Wai Poon, a director of the Company and a Certified Public Accountant, has been elected as Comptroller to replace Ms. Lam.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEAR & JACKSON, INC.

By:	/s/ Lewis Hon Ching Ho
Lewis Hon Ching Ho
Chief Adminstrative Officer

DATED: November 13, 2006